EXHIBIT 10(10)

                  FIRST AMENDMENT TO TRANCHE B CREDIT AGREEMENT

     THIS FIRST AMENDMENT dated as of June 30, 1995 (the "First Amendment") is
                                                          ---------------
to that Tranche B Credit Agreement dated as of June 7, 1995 (the "Credit
                                                                  ------
Agreement"; capitalized terms used but not otherwise defined herein shall have
- ---------
the meanings provided in the Credit Agreement) by and among EMBASSY SUITES, INC., a Delaware corporation as the initial Borrower, and PROMUS HOTELS, INC., a Delaware corporation, as assignee and subsequent Borrower (the applicable Borrower hereunder being referred to as the "Borrower"), THE PROMUS COMPANIES
                                             --------
INCORPORATED, a Delaware corporation as an initial guarantor, and PROMUS HOTEL CORPORATION, a Delaware corporation as a guarantor and those certain Subsidiaries and related parties identified as "Guarantors" on the signature pages thereto as listed on the signature pages hereto, the several lenders identified on the signature pages thereto as listed on the signature pages hereto (each a "Lender" and collectively, the "Lenders") and NATIONSBANK, N.A.
                ------                         -------
(CAROLINAS), as agent for the Lenders (in such capacity, the "Agent").
                                                              -----


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Banks have extended a $50,000,000 364-day revolving credit facility pursuant to the terms of the Credit Agreement;

     WHEREAS, the Borrower has requested the amendment of certain Schedules to the Credit Agreement;

     WHEREAS, the Required Lenders have agreed on the terms and conditions set forth herein;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Required Lenders hereby agree as follows:

     1. Schedules 6.8, 6.15, 8.1, 8.2, 8.5, and 11.3(b) are hereby amended and restated to read as attached hereto.

     2. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and schedules) remain in full force and effect.

     3. This First Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart.

     4. This First Amendment and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes be construed in accordance with the laws of the State of North Carolina.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, each of the parties hereto has caused this First Amendment to be duly executed and delivered as of the date first above written.


BORROWER:
- --------
                    EMBASSY SUITES, INC.,
                    a Delaware corporation


                    By____________________________
                    Title:________________________


GUARANTORS:         THE PROMUS COMPANIES INCORPORATED,
- ----------
                    a Delaware corporation


                    By____________________________
                    Title:________________________


                    PROMUS HOTEL CORPORATION,
                    a Delaware corporation


                    By____________________________
                    Title:________________________


                    PROMUS HOTELS, INC.,
                    a Delaware corporation


                    By____________________________
                    Title:________________________


                    HAMPTON INNS, INC.,
                    a Delaware corporation


                    By____________________________
                    Title:________________________


                    EMBASSY EQUITY DEVELOPMENT CORPORATION,
                    a Delaware corporation


                    By____________________________
                    Title:________________________

LENDERS:
- -------

                    NATIONSBANK, N.A. (CAROLINAS),
                    individually in its capacity as a
                    Lender and in its capacity as Agent


                    By_____________________________

                    Title__________________________


                    THE BANK OF NEW YORK

                    By_____________________________

                    Title__________________________


                    THE BANK OF NOVA SCOTIA

                    By_____________________________

                    Title__________________________


                    CIBC INC.

                    By_____________________________

                    Title__________________________


                    THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH

                    By_____________________________

                    Title__________________________


                    FIRST UNION NATIONAL BANK OF
                      NORTH CAROLINA

                    By_____________________________

                    Title__________________________


                    LTCB TRUST COMPANY

                    By_____________________________

                    Title__________________________

                    THE NIPPON CREDIT BANK, LTD. -
                      LOS ANGELES AGENCY

                    By_____________________________

                    Title__________________________


                    SOCIETE GENERALE, SOUTHWEST AGENCY

                    By_____________________________

                    Title__________________________


                    CREDIT LYONNAIS, CAYMAN ISLAND BRANCH

                    By_____________________________

                    Title__________________________


                    FIRST AMERICAN NATIONAL BANK

                    By_____________________________

                    Title__________________________


                    FIRST NATIONAL BANK OF COMMERCE

                    By_____________________________

                    Title__________________________


                    FIRST TENNESSEE BANK, NATIONAL ASSOCIATION

                    By_____________________________

                    Title__________________________



                    THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                      ATLANTA AGENCY

                    By_____________________________

                    Title__________________________

                    THIRD NATIONAL BANK

                    By_____________________________

                    Title__________________________


                    U.S. NATIONAL BANK OF OREGON

                    By_____________________________

                    Title__________________________

                                  Schedule 6.8

                                 Excluded Assets
                                 ---------------

     After giving effect to the Reorganization, Distribution and the Hotel Inc. Assignment and Assumption Agreement, (i) those certain hotel-related assets of Promus Co. and its Subsidiaries that will be retained by Promus Co. and its Subsidiaries but which shall be managed by Hotel Inc. pursuant to that certain Asset Management Agreement by and between Embassy Suites and Hotel Inc. to be executed as of June 30, 1995, and (ii) portions of joint venture interests retained by Embassy Suites for transfer to Hotel Inc. on July 15, 1996, in order to avoid adverse tax consequences.

                                                             Schedule 6.15

                                                              Subsidiaries
                                                              ------------
                                                                                                  # of Outstanding
                                                                                                      Options,
                                                                                                  Warrants, Rights
                                                                            # of Shares of Each   of Conversion or
                                                                             Class of Capital       Purchase and
                                             Jurisdiction of  Percentage   Stock or Other Equity   Similar Rights
                                              Incorporation       of       Interest Outstanding      (Effect if
                    Name                     or Organization   Ownership         (# Owned)           Exercised)

 Ziwa Insurance Inc. (to be formed)         Vermont                                               None

 Promus Hotels, Inc.                        Delaware             100%                             None

      Buckleigh, Inc.                       Delaware             100%     100 (100)               None
      ATM Hotels Pty Limited                Australia             50%     2 (1)                   None

      Compass, Inc.                         Tennessee            100%     1000 (1000)             None

      EIP Corporation                       Delaware             100%     1000 (1000)             None

           Suite Life, Inc.                 Delaware             100%     1000 (1000)             None
      Embassy Development Corporation       Delaware             100%     100 (100)               None

           Embassy Suites De Mexico, S.A.,  Mexico                1%      10,000 (100)            None
           de C.V.

           ES/PA, L.P.                      Pennsylvania          98%     [Not Applicable]        None
                E.S. Philadelphia Airport   Pennsylvania          10%     [Not Applicable]        None
                Joint Venture

      Embassy Equity Development            Delaware             100%     100 (100)               None
      Corporation

           Embassy Suites De Mexico S.A.,   Mexico                1%      10,000 (100)            None
           de C.V.
           Embassy Syracuse Development     Delaware             100%     100 (100)               None
           Corporation

                                                                                                  # of Outstanding
                                                                                                      Options,
                                                                                                  Warrants, Rights
                                                                            # of Shares of Each   of Conversion or
                                                                             Class of Capital       Purchase and
                                             Jurisdiction of  Percentage   Stock or Other Equity   Similar Rights
                                              Incorporation       of       Interest Outstanding      (Effect if
                    Name                     or Organization   Ownership         (# Owned)           Exercised)

                Embassy Suites De Mexico    Mexico                1%      10,000 (100)            None
                S.A., de C.V.

           Southfield Hotel Management,     Florida              100%     1000 (1000)             None
           Inc.

      Embassy Memphis Corporation           Tennessee            100%     100 (100)               None
      Embassy Pacific Equity Corporation    Delaware             100%     100 (100)               None

      Embassy Suites Club No. 1, Inc.       Kansas               100%     1000 (1000)             None

      Embassy Suites Club No. Three, Inc.   Louisiana            100%     1000 (1000)             None
      Embassy Suites De Mexico, S.A., De    Mexico                97%     10,000 (9,700)          None
      C.V.

      Embassy Suites (Isla Verde), Inc.     Delaware             100%     1000 (1000)             None

      Embassy Suites (Puerto Rico), Inc.    Delaware             100%     1000 (1000)             None
      Embassy Vacation Resorts, Inc.        Delaware             100%     1000 (1000)             None

      EPAM Corporation                      Delaware             100%     100 (100)               None

      ESI Development, Inc.                 Tennessee            100%     1000 (1000)             None
      ESI Mortgage Development Corporation  Delaware             100%     1000 (1000)             None

      ESI Mortgage Development Corporation  Delaware             100%     100 (100)               None
      II

      E.S. Philadelphia Airport Joint       Pennsylvania          90%     [Not Applicable]        None
      Venture
      GOL Columbia Limited Partnership      Maryland              1%      [Not Applicable]        None

      GOL (Heathrow), Inc.                  Tennessee            100%     1000 (1000)             None

      Grandma Royale Hometel-West, a        Arizona             50.003%   [Not Applicable]        None
      limited partnership

                                                                                                  # of Outstanding
                                                                                                      Options,
                                                                                                  Warrants, Rights
                                                                            # of Shares of Each   of Conversion or
                                                                             Class of Capital       Purchase and
                                             Jurisdiction of  Percentage   Stock or Other Equity   Similar Rights
                                              Incorporation       of       Interest Outstanding      (Effect if
                    Name                     or Organization   Ownership         (# Owned)           Exercised)

      Grandma Royale Hometel-Tucson, a      Arizona               65%     [Not Applicable]        None
      limited partnership

      Hampton Inns, Inc.                    Delaware             100%     1000 (1000)             None

           GOL Columbia Limited             Maryland              99%     [Not Applicable]        None
           Partnership
      Old Town Hotel Corporation            Delaware             100%     1000 (1000)             None

      Pacific Hotels, Inc.                  Tennessee            100%     1000 (1000)             None

           ATM Hotels Pty Limited           Australia             50%     2 (1)                   None
      Promus Hotel Services, Inc.           Delaware             100%     1000 (1000)             None

      Promus Hotels Florida, Inc.           Delaware             100%     1000 (1000)             None

                                  Schedule 8.1

                              Existing Indebtedness
                              ---------------------


     Capital Leases
     --------------

     Embassy - Tucson                        $         41,970
     Embassy - Orlando                                 27,515
     Embassy - Thomas Road                             33,641
     Embassy - Philadelphia Airport                    39,928
     Information Technology                         1,773,302
     Marketing Services Center                         58,276

     Notes
     -----

     Embassy- DeBanks Henwood                $         887,299
     Hampton- San Francisco Land                       284,708

     Guarantees
     ----------

     Meadowlands Land lease                  $      29,356,749
     Chicago Lombard                                   500,000
     Embassy Pacific Partner LP,
      Embassy Atlanta Buckhead Partners LP
      and Embassy LaJolla Partners LP        $       5,000,000
     Executive Life Guarantee                $         493,165

                                  Schedule 8.2

                                 Existing Liens
                                 --------------

     Capital Leases
     --------------

     Embassy - Tucson                       41,970
     Embassy - Orlando                      27,515
     Embassy - Thomas Road                  33,641
     Embassy - Philadelphia Airport         39,928
     Information Technology              1,773,302
     Marketing Services Center              58,276

                                  Schedule 8.5

                              Existing Investments
                              --------------------


Name (percent ownership interest)
- ----------------------------------

ATM Hotels Pty Limited (75%)
Barshop-HII Joint Venture (50%)
Embassy Akers Venture (50%)
Embassy Atlanta Buckhead Partners Limited Partnership (5%)
Embassy/GACL Lombard Joint Venture (50%)
Embassy LaJolla Partners Limited Partnership (10%)
Embassy Pacific Partners Limited Partnership (10%)
Embassy /Shaw Parsippany Venture (50%)
Embassy/ Shaw Rochester Venture (50%)
Embassy Suites Club No. Two, Inc. (49%)
EPT Atlanta-Perimeter Center Limited Partnership (50%)
EPT Austin Joint Venture (50%)
EPT Bloomington Joint Venture (50%)
EPT Covina joint Venture (50%)
EPT Crystal City Land Limited Partnership (50%)
EPT Kansas City Joint Venture (50%)
EPT Meadowlands Limited Partnership (50%)
EPT Omaha Joint Venture (50%)
EPT Overland Park Limited Partnership (50%)
EPT Raleigh Limited Partnership (50%)
EPT San Antonio Joint Venture (50%)
ES/PA, L.P. (98%)
E.S. Philadelphia Airport Joint Venture (99.8%)
GOL (Texas) Inc. (49%)
Granada Royale Hometel - Tucson, a limited partnership (50.003%)
Granada Royale Hometel-West, a limited partnership (65%)
Hampton/GHI Associates #1 (20%)
Hampton/GHI Associates #2 (20%)
Hospitality Capital Group (33.3%)
Hospitality Capital Group II (33.3%)
King Street Station Hotel Associates, L.P. (50%)
MHV Joint Venture (50%)
Pacific Market Investment Company Joint Venture (50%)
Riverview /Embassy Joint Venture (50%)
SES/D.C. Venture (25%)

                     Existing Investments (Notes Receivable)
                     ---------------------------------------

     Embassy Suites
     --------------

     El Paso           148,832
     Richmond        1,000,000
     LaJolla           706,554
     Santa Clara       626,970
     Crystal City      657,875
     Charleston        786,169

     Hampton Inn
     -----------

     Secaucus                               50,398
     San Antonio - Downtown              1,000,000
     San Diego                              48,650

     Hampton Inn & Suites
     --------------------

     Newport News                        1,000,000
     El Paso                                80,800

     Homewood Suites
     ---------------

     Madison                               500,000
     Santa Fe                            1,500,000
     San Antonio - Downtown              1,000,000
     Harrisburg                            939,105
     Alexandria                          1,646,764
     Pigeon Forge, Tn                      750,000

     Information Technology                750,000

     Marketing Services Center             125,725

                                        13,317,842
                                        ----------

                                Schedule 11.3 (b)
                                -----------------

                  Tranche B Assignment and Assumption Agreement


     THIS ASSIGNMENT, ASSUMPTION AND RELEASE AGREEMENT, dated as of June 30, 1995 (the "Agreement"), among EMBASSY SUITES, INC., a Delaware corporation
           ---------
("Embassy Suites"), PROMUS HOTELS, INC., a Delaware corporation (the "Hotel
  --------------                                                      -----
Inc."), THE PROMUS COMPANIES INCORPORATED, a Delaware corporation ("Promus Co.")
- ----                                                                ----------
and NATIONSBANK, N.A. (CAROLINAS), in its capacity as Agent under the Credit Agreement hereinafter described.

     Embassy Suites and Promus Co. have agreed to transfer to Hotel Inc. certain hotel related assets and liabilities in contemplation of the Reorganization and the Distribution. In consideration therefor, the parties hereto agree as follows:

     SECTION A.  Definitions.  Terms capitalized but not defined herein shall
                 -----------
have the meanings assigned thereto in that certain Tranche B Credit Agreement dated as of June 7, 1995 (the "Credit Agreement") among Embassy Suites, as
                               ----------------
initial borrower, certain subsidiaries and related parties as guarantors, the Lenders party thereto and the Agent.

     SECTION B.  Assignment and Assumption.  Effective as of the date hereof,
                 -------------------------
Embassy Suites hereby irrevocably and unconditionally assigns to Hotel Inc. all of its rights as "Borrower" under the Credit Agreement. Effective as of the date hereof, Hotel Inc. hereby irrevocably and unconditionally (i) assumes from Embassy Suites all of Embassy Suites' obligations and liabilities under the Credit Agreement and any other Credit Document to which Embassy Suites is a party, (ii) agrees with the Agent and the Lenders to be bound by all of the terms and conditions of the Credit Agreement and to perform all of the obligations and discharge all of the liabilities of the Borrower existing at or accrued prior to the date hereof or hereafter arising under the Credit Agreement and (iii) ratifies, and agrees to be bound by, (A) the representations and warranties set forth in Section 6 of the Credit Agreement and (B) all of the affirmative and negative covenants set forth in Sections 7 and 8 of the Credit Agreement. Without limiting the generality of the foregoing terms of this
Section 2, Hotel Inc. hereby promises to pay to each Lender the principal balance of, and accrued interest on, each Loan outstanding (and to pay all other Obligations) at, or advanced on or after, the date hereof.

     SECTION C.  Release.  The Agent, acting on behalf of the Lenders, hereby
                 -------
fully and unconditionally releases and forever discharges (i) Embassy Suites as of the date hereof from any and all liabilities, claims, charges, choses in actions, causes of action, damages, and other obligations, in each case whether known or unknown, absolute or contingent, at law or in equity, now existing or hereafter arising and whether arising under contract, by operation of law or otherwise (collectively, "Claims") arising under and relating to the Credit
                          ------
Agreement or any other Credit Document to which it is a party and (ii) Promus Co. from any Claims arising under or relating to its guaranty obligations relating thereto under or relating to the Credit Agreement or any other Credit Document to which it is a party.

     SECTION D.  References in the Credit Documents.  From and after the
                 ----------------------------------
Effective Date of Assignment, (a) Hotel Inc. shall have succeeded Embassy Suites as the "Borrower" under the Credit Agreement, and all references to the "Borrower" in the Credit Agreement shall refer to Hotel Inc. and not to Embassy Suites and (b) all references to the "Credit Agreement" in any Credit Documents shall refer to the Credit Agreement, as amended and modified by this Agreement. Except as expressly amended and modified by this Agreement, all of the terms and provisions of the Credit Agreement shall remain in full force and effect.

     SECTION E.  Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS
                 -------------
OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

     SECTION F.  WAIVER OF JURY TRIAL.  EACH OF THE AGENT, THE LENDERS, EMBASSY
                 --------------------
SUITES AND HOTEL INC. HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION G.  Successors and Assignees.  Subject to the terms of Section 11.4
                 ------------------------
of the Credit Agreement, this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of Embassy Suites, Hotel Inc., the Agent and each of the Lenders.

     SECTION H.  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which when executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                              EMBASSY SUITES, INC.


                              By:___________________________
                              William S. McCalmont
                              Vice President and Treasurer


                              PROMUS HOTELS, INC.


                              By:___________________________
                              Carol G. Champion
                              Vice President and Treasurer


                              THE PROMUS COMPANIES INCORPORATED


                              By:___________________________
                              Carol G. Champion
                              Vice President and Treasurer


                              NATIONSBANK, N.A. (CAROLINAS),
                              as Agent as aforesaid for
                              the Lenders


                              By____________________________
                                        J.E. Ball
                                        Senior Vice President